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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the incorporation by reference in the Registration Statement of ClickSoftware Technologies Ltd. on Form S-8 of our report dated April 11, 2000 (and to all references to our firm) appearing in Registration Statement No. 333-30274 on Form S-1 of ClickSoftware Technologies Ltd.



Luboshitz Kasierer
Member firm of Arthur Anderson
Tel Aviv, Israel
July 18, 2000